EXHIBIT 4.1

SPECIMEN OF STOCK CERTIFICATE

NUMBER COMMON STOCK	[New Skies Satellites Holdings Ltd. Logo]	SHARES COMMON STOCK

New Skies Satellites Holdings Ltd.

	INCORPORATED UNDER THE LAWS OF BERMUDA	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON CAPITAL STOCK,
PAR VALUE $0.01, OF

New Skies Satellites Holdings Ltd.

transferable on the books of the Company by the holder hereof in person, or by duly authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

[Signature]	[Signature]

SECRETARY	PRESIDENT

COUNTERSIGNED AND REGISTERED:

TRANSFER AGENT AND REGISTRAR

	BY	[Signature]

Authorized Signature

New Skies Satellites Holdings Ltd. CORPORATE SEAL

New Skies Satellites Holdings Ltd.

The Company will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Company or to the Transfer Agent and Registrar named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian
				(Cust)		(Minor)
TEN ENT	—	as tenant by the entireties

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                           hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                          Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney, to transfer the said stock registered on the books of the within-named Company with full power of substitution in the premises.

Dated

SIGNATURE(S) GUARANTEED:
Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOANS ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.